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                                                                    EXHIBIT 10.4

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                32000 Aurora Road
                                Solon, Ohio 44139

                                                  As of December 30, 2003

WELLS FARGO FOOTHILL, INC., as Agent and Lender
One Boston Place, 18th Floor
Boston, Massachusetts 02108

                    Re: Amendment and Consents to Agreements

Ladies and Gentlemen:

         Wells Fargo Foothill, Inc., as Arranger and Administrative Agent ("Agent") the lenders ("Lenders") from time to time parties to the Loan Agreement (as defined below), and Advanced Lighting Technologies, Inc., an Ohio corporation ("Parent") and each of Parent's Subsidiaries identified as a borrower on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of the date hereof, among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

         Reference is made to that certain Amended and Restated Stock Pledge Agreement, dated December 10, 2003 between Agent and Parent (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Stock Pledge Agreement"). Reference is also made to that certain Amended and Restated Collateral Assignment of Notes, dated December 10, 2003 between Agent and Parent (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Collateral Assignment of Notes").

         Borrowers and the other Loan Parties have advised Agent that APL Engineered Materials, Inc. ("APL") intends to acquire one hundred percent (100%) of the outstanding shares of capital stock of H & F Five, Inc. ("HF5") by forming AAPL Holdings Inc. ("AAPL Holdings"), a wholly owned subsidiary of APL (the "Formation of AAPL Holdings") and merging AAPL Holdings with and into HF5 (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of the date hereof, by and among HF5, AAPL Holdings and APL (the "Merger Agreement"). In connection with the Merger and pursuant to the Merger Agreement, Borrowers shall pay to the existing shareholders of HF5 an amount equal to Two Hundred Forty One Thousand ($241,000) Dollars (the "Investment"). The consideration to be given Wayne R. Hellman ("Hellman") and Louis

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S. Fisi ("Fisi") for their respective shares shall be (i) with respect to
Hellman, in the form of a credit by Parent in an amount equal to One Hundred Twenty Thousand Five Hundred ($120,500) Dollars to the outstanding indebtedness which remains owing by Hellman to Parent under that certain Secured Promissory Note, dated October 8, 1998, by Hellman in favor of Parent in the original principal amount of Nine Million ($9,000,000.00) Dollars, as amended to date (the "Hellman Debt"), and (ii) with respect to Fisi, in the form of a credit by Parent, as the assignee of Hellman's rights with respect to the Fisi Debt (as defined and further described below), in an amount equal to Thirty Six Thousand One Hundred Fifty ($36,150) Dollars to the outstanding indebtedness which remains owing by Fisi (the "Fisi Debt") with respect to Hellman's December 24, 1998 payment on Fisi's behalf, with proceeds from a further borrowing by Hellman under his then margin account with Prudential Securities Incorporated ("Prudential"), of the full Two Million Four Hundred Eighty Two Thousand ($2,482,000) Dollar margin loan then owed by Fisi to Prudential, Hellman's rights to which Fisi Debt are being assigned by Hellman to Parent in consideration of Parent's making of a further Fifteen Thousand ($15,000) Dollar credit against the Hellman Debt (such credits against the Hellman Debt and the Fisi Debt are collectively referred to as the "Debt Forgiveness").

         Borrowers and the other Loan Parties have requested that the Agent consent to the Formation of AAPL Holdings, the Merger, the Investment and the Debt Forgiveness. Agent has agreed to consent to the Formation of AAPL Holdings, the Merger, the Investment and the Debt Forgiveness subject to the terms and provisions hereof.

         In consideration of the foregoing, and other good and valuable consideration, Agent, Lenders, Borrowers and the other Loan Parties hereby agree as follows:

         1. Consent. Notwithstanding anything to the contrary contained in the Loan Agreement, including Section 5.8(c) (Subsidiaries), Section 7.3 (Restrictions on Fundamental Changes) and Section 7.13 (Investments), or the Collateral Assignment of Notes, including Sections 3(c) and 3(e) thereof, Agent hereby consents to the Formation of AAPL Holdings, the Merger, the Investment and the Debt Forgiveness.

         2. Amendment. As of the effective date of this letter agreement, Exhibit A to the Stock Pledge Agreement is hereby amended by adding the following below the heading "APL Engineered Materials, Inc.":

            "H & F Five, Inc.     Ohio         10          100"

         3. Effect of this Agreement. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement, the Stock Pledge Agreement or the Collateral Assignment of Notes are intended or implied, and, in all other respects, the Loan Agreement, the Stock Pledge Agreement and the Collateral Assignment of Notes shall continue to remain in full force and effect in accordance with its terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Agent or Lenders of any other provision of the Loan Agreement, the Stock Pledge Agreement or Collateral Assignment of Notes nor shall

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anything contained herein be construed as a consent by the Agent or Lenders to any transaction other than those specifically consented to herein.

         4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Agent or Lenders pursuant to the Loan Agreement and the other Loan Documents, Borrowers hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

                  (a) No Event of Default or act, condition or event, which with notice or passage of time or both, would constitute an Event of Default, exists on the date of this letter agreement.

                  (b) This letter agreement has been duly executed and delivered by Borrowers and the other Loan Parties and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and the other Loan Parties contained herein constitute their respective legal, valid and binding obligations enforceable against each in accordance with the terms hereof.

                  (c) Borrowers hereby acknowledge, confirm and agree that Borrowers shall deliver to Agent, within five (5) Business Days of the date hereof, all original stock certificates of HF5 and original stock powers, in form and substance satisfactory to Agent, duly executed and delivered by APL.

                  (d) Borrowers hereby acknowledge, confirm and agree that Borrowers shall deliver to Agent, within five (5) days of Borrowers receipt thereof, (i) evidence of the filing of the corporate formation documents of AAPL Holdings with the Secretary of State of Ohio, and (ii) evidence of the filing of the Merger Agreement with the Secretary of State of Ohio.

                  (e) The execution, delivery, and performance by each Borrower or Loan Party of (i) the Merger Agreement or any other documents or agreements executed in connection therewith or related thereto, and (ii) this letter agreement, do not and will not require any approval of any Borrower's or any Loan Party's interestholders or any approval or consent of any Person under any material contractual obligation of any Borrower or any Loan Party, other, than any such approval or consent which has previously been obtained by Borrowers and Loan Parties prior to the date hereof.

                  (f) The security interests in and liens of Agent and Lenders upon all assets and properties of Borrowers and the other Loan Parties, are and shall continue to be in full force and effect and hereby are ratified and confirmed in all respects.

         5. Conditions Precedent. This letter agreement shall not be effective unless and until Agent shall have received:

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                  (a)      an original hereof, in form and substance
satisfactory to Agent, duly executed and delivered by all Borrowers and other Loan Parties; and

                  (b) an original Collateral Assignment of Notes, dated as of the date hereof between Agent and APL, duly executed and delivered by APL, together with an original Acknowledgement of Assignment and Waiver of Defense as to Assignee, dated as of the date hereof, by HF5 in favor of Agent, duly executed and delivered by HF5, each in form and substance satisfactory to Agent.

         6. Binding Effect. The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

         7. Counterparts. This letter agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this letter agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

         8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this letter agreement.

         9. Governing Law. The validity, interpretation and enforcement of this letter agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the state of New York (without giving effect to principles of conflicts of law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         10.      Entire Agreement. This letter agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This letter agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

                                     Very truly yours,

                                     ADVANCED LIGHTING
                                     TECHNOLOGIES, INC., an Ohio corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: Chief Executive Officer

                                     APL ENGINEERED MATERIALS, INC.,
                                     an Illinois corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: Chairman of the Board

                                     VENTURE LIGHTING
                                     INTERNATIONAL, INC., an Ohio corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: Vice President

                                     BALLASTRONIX (DELAWARE), INC.,
                                     a Delaware corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     MICROSUN TECHNOLOGIES INC.,
                                     an Ohio corporation, as a Borrower and
                                     a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: President

                                     LIGHTING RESOURCES
                                     INTERNATIONAL, INC., an Ohio corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: President

                                     ADLT SERVICES, INC., an Ohio
                                     corporation, as a Borrower and a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: President

                                     DEPOSITION SCIENCES, INC.,
                                     an Ohio corporation, as a Borrower and
                                     a Loan Party

                                     By: /s/ Wayne R. Hellman
                                        ----------------------------------------

                                     Name:  Wayne R. Hellman
                                     Title: Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     VENTURE LIGHTING POWER SYSTEMS, NORTH
                                     AMERICA INC., a Nova Scotia corporation, as a Loan Party

                                     By:/s/ R.G. Douglas Oulton
                                        ----------------------------------------

                                     Name:  R.G. Douglas Oulton
                                     Title: V. P. Finance & Administration

                                     PARRY POWER SYSTEMS LIMITED,
                                     a corporation organized under the laws of the United Kingdom, as a Loan Party

                                     By:/s/ Eddie Young
                                        ----------------------------------------

                                     Name:  Eddie Young
                                     Title: Director

                                     VENTURE LIGHTING EUROPE LTD.,
                                     a corporation organized under the laws of the United Kingdom, as a Loan Party

                                     By:/s/ S. D. Weaver
                                        ----------------------------------------

                                     Name:  S. D. Weaver
                                     Title: Director

ACKNOWLEDGED AND AGREED:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By: /s/ John T. Leonard
   ------------------------------------

Name:  John T. Leonard
Title: A. V. P.

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